UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 23, 2020

Date of Report

April 19, 2020

(Date of earliest event reported)

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Bubb Road

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock $0.0001 par value per share Preferred Share Purchase Rights	DRRX	The NASDAQ Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement

On April 19, 2020, DURECT Corporation (the “Company”), entered into a note (the “Note”) in the amount of $2,037,395 evidencing a loan made to the Company under the Paycheck Protection Program (the “PPP”). The Company received the loan principal funds on April 20, 2020. The PPP was established under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration (the “SBA”). The loan to the Company was made through Silicon Valley Bank (the “Lender”).

The Note provides for an interest rate of 1.0% per year, and matures two years after the date of the Note. Beginning on the seventh month following the date of the Note, the Company is required to make 18 equal monthly payments of principal and interest. Funds from the Note may be used to retain the Company’s workers and maintain payroll or make the Company’s mortgage payments, lease payments and utility payments. The Note contains events of default and other terms and conditions customary for a Note of this type.

Under the terms of the CARES Act, PPP loan recipients can apply for and be granted forgiveness for all or a portion of the loan granted under the PPP. Forgiveness of the loan is only available for principal that is used for the limited purposes that expressly qualify for forgiveness under SBA requirements. The terms of any forgiveness may also be subject to further requirements in any regulations and guidelines the SBA may adopt. While the Company currently believes that its use of the loan principal will meet the conditions for forgiveness of approximately 95% of the loan principal under the PPP, no assurance is provided that the Company will obtain forgiveness of the loan in the estimated amount or at all.

The foregoing description of the Note is not complete and is qualified in its entirety by reference to the complete text of the Note, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: April 23, 2020	By:	/s/ Michael H. Arenberg
Michael H. Arenberg Chief Financial Officer

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